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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K
                               Amendment Number 1
                                 _______________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                 Date of Earliest Event Reported: June 12, 2003


                      TAURUS ENTERTAINMENT COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


           Colorado                      000-08835               87-0736215
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)


                       19901 Southwest Freeway, Suite 209
                             Sugar Land, Texas 77479
          (Address of principal executive offices, including zip code)


                                 (281) 207-5484
              (Registrant's telephone number, including area code)

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
Item  7.  Financial  Statements

     On June 12, 2003, Taurus Entertainment Companies, Inc. ("Taurus"), a Colorado corporation and Alfred Oglesby, the sole stockholder of all the outstanding capital stock of Bluestar Physical Therapy, Inc., a Texas corporation ("Bluestar"), entered into a Stock Exchange Agreement ("Exchange Agreement") whereby Mr. Oglesby tendered to Taurus all issued and outstanding shares of common stock of Bluestar in exchange for 9,650,000 shares of restricted common stock of Taurus. Bluestar is now a wholly-owned subsidiary of Taurus.

     At the same time, the Board of Directors appointed Mr. Oglesby as a Director of Taurus and appointed Mr. Oglesby as President and Chief Financial Officer.

     We previously reported this transaction on Form 8-K dated June 12, 2003 and filed on June 16, 2003. This Amendment Number 1 to Form 8-K contains the audited financial information in connection with this transaction. The audited financial information begins on page F-1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TAURUS ENTERTAINMENT COMPANIES, INC.

     Date:  August 11, 2003     By:  /s/ Alfred  Oglesby
                                   ---------------------------------------------
                                         Alfred Oglesby, Director, President and
                                         Chief  Financial  Officer

                          INDEPENDENT AUDITORS' REPORT

To the Stockholder and Board of Directors
  Bluestar Physical Therapy, Inc. (A Development Stage Company)
  Houston, Texas

We have audited the accompanying balance sheet of Bluestar Physical Therapy, Inc. (a Development Stage Company) as of May 31, 2003, and the related statements of operations, stockholder's equity (deficit), and cash flows for the period from March 18, 2003 (inception) through May 31, 2003. These financial statements are the responsibility of Bluestar's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bluestar Physical Therapy, Inc. as of May 31, 2003, and the results of its operations and its cash flows for the period March 18, 2003 (inception) through May 31, 2003, in conformity with accounting principles generally accepted in the United States of America.




Malone & Bailey, PLLC
Houston, Texas
www.malone-bailey.com

July 28, 2003

                         BLUESTAR PHYSICAL THERAPY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                  May 31, 2003


                             ASSETS
Current assets
  Cash                                                   $128,872
                                                         =========


               LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
  Accrued payable                                        $  3,000
                                                         ---------
    Total current liabilities                               3,000
                                                         ---------

STOCKHOLDER'S EQUITY:
  Common stock, $.001 par value, 20,000,000 shares
    authorized, 9,650,000 shares issued and outstanding     9,650
  Additional paid in capital                              151,245
  Deficit accumulated during the development stage        (35,023)
                                                         ---------
    Total Stockholder's Equity                            125,872
                                                         ---------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY               $128,872
                                                         =========

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                        BLUESTAR PHYSICAL THERAPY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
           Period from March 18, 2003 (Inception) Through May 31, 2003


General and administrative            $   35,023


                                      -----------
Net loss                              $  (35,023)
                                      ===========

Net loss per share:
  Basic and diluted                   $        -
                                      ===========

Weighted average shares outstanding:
  Basic and diluted                    9,650,000

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                           BLUESTAR PHYSICAL THERAPY, INC.
                            (A DEVELOPMENT STAGE COMPANY)
                          STATEMENT OF STOCKHOLDER'S EQUITY
             Period from March 18, 2003 (Inception) through May 31, 2003


                                                                 Deficit
                                                               accumulated
                             Common stock                      during the
                          ------------------    Additional     development
                           Shares    Amount   paid in capital     stage      Total
                          ---------  -------  ----------------  ---------  ---------
Issuance of common stock
  for cash                9,650,000  $ 9,650  $        151,245  $      -   $160,895

Net loss                          -        -                 -   (35,023)   (35,023)
                          ---------  -------  ----------------  ---------  ---------

Balance,
  May 31, 2003            9,650,000  $ 9,650  $        151,245  $(35,023)  $125,872
                          =========  =======  ================  =========  =========

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                         BLUESTAR PHYSICAL THERAPY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
           Period from March 18, 2003 (Inception) Through May 31, 2003


                                         Inception
                                          through
                                        December 31,
                                            2002
                                       --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                               $     (35,023)
Changes in current assets and
  liabilities:
Accounts payable                               3,000
                                       --------------

NET CASH USED IN OPERATING ACTIVITIES        (32,023)
                                       --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock                     160,895
                                       --------------

NET INCREASE (DECREASE) IN CASH                    -
Cash, beg. of period
                                       --------------
Cash, end of period                    $     128,872
                                       ==============

Supplemental information:
  Income taxes paid                    $           -
  Interest paid                        $           -

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                         BLUESTAR PHYSICAL THERAPY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Nature of business. On March 18, 2003 Bluestar Physical Therapy, Inc. ("Bluestar") was incorporated in Texas. Bluestar is a development stage company which intends to acquire, develop, and operate licensed outpatient physical therapy clinics nationwide. The clinics will provide post-operative care and treatment for a variety of orthopedic related disorders and sports-related injuries only on an outpatient basis. Bluestar's growth strategy is to acquire and develop outpatient physical therapy clinics initially in Texas and the South and later to expand on a national basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid financial instruments with purchased maturities of three months or less.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Basic Loss Per Share

Basic loss per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

Recent Accounting Pronouncements

Bluestar does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Bluestar's results of operations, financial position or cash flow.


NOTE 2 - INCOME TAXES

Bluestar has not yet realized income as of the date of this report, and no provision for income taxes has been made. At May 31, 2003 a deferred tax asset has not been recorded due to Bluestar's lack of operations to provide income to use the net operating loss carryover of approximately $35,000 that expires in 2023.

NOTE 3 - COMMON STOCK

In March 2003, Bluestar issued 9,650,000 shares of common stock to its founding stockholder in exchange for $145,895 in cash and expenses paid by the stockholder totaling $15,000.


NOTE 4 - SUBSEQUENT EVENT

On June 12, 2003, the sole stockholder of Bluestar exchanged 100% of the outstanding common stock of Bluestar for 9,650,000 shares of Taurus Entertainment Companies, Inc. ("Taurus"), a publicly traded corporation.

Rick's Cabaret International, Inc, the former parent company of Taurus, purchased all of the assets and assumed all of the liabilities of Taurus that existed immediately prior to the merger with Bluestar. Rick's indemnified Taurus for all of the liabilities that existed or that may arise in the future related to the assets transferred to Rick's. Taurus agreed to pay $270,000 to Rick's, payable $140,000 at closing, with $60,000 due on July 15, 2003, and $70,000 due August 15, 2003. The majority stockholder personally guaranteed the payment of the remaining $130,000.

For accounting purposes, the merger will be treated as an acquisition of Taurus and a recapitalization of Bluestar. Immediately following the merger, the stockholder of Bluestar will own 9,650,000, or 95% of the outstanding common stock of Taurus.

                      PRO FORMA CONSOLIDATED BALANCE SHEET

The following unaudited pro forma consolidated balance sheet has been derived from the balance sheet of Taurus Entertainment Companies, Inc. ("Taurus") at September 30, 2002 and adjusts such information to give effect to the acquisition of Bluestar Physical Therapy, Inc. ("Bluestar"), as if the acquisition had occurred at September 30, 2002. This transaction was accounted for as a reverse merger and recorded for accounting purposes as a recapitalization of Bluestar. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at September 30, 2002. The pro forma balance sheet should be read in conjunction with the notes thereto and the financial statements and related notes thereto of Bluestar contained elsewhere in this filing.

A pro-forma consolidated balance sheet is presented below.

                                   Taurus        Bluestar
                                September 30,    May 31,     Pro Forma
                                    2002           2003     Adjustments    Pro Forma
                               --------------   ----------  ------------  -----------
Current Assets:
  Cash                         $       50,565   $ 128,872       (30,565)  $  148,872
  Accounts receivable                   3,757           -        (3,757)           -
  Other current assets                  8,522           -        (8,522)           -
                               ---------------  ----------                -----------
    Total current assets               62,935     128,872                    148,872
                               ---------------  ----------                -----------

Property and equipment              2,135,490           -    (2,135,490)           -

Notes receivable                       55,966           -       (55,966)           -
                               ---------------  ----------                -----------

Total assets                   $    2,254,391   $ 128,872                 $  148,872
                               ===============  ==========                ===========

Current liabilities:
  Accounts payable - trade     $       51,564   $   3,000       (51,564)  $    3,000
  Current maturities, debt              9,923                    (9,923)           -
  Note payable                              -           -       270,000      270,000
  Payable to parent                   551,398                  (551,398)           -
  Accrued expenses                     42,958                   (42,958)           -
                               ---------------  ----------                -----------
    Total current liabilities         655,843       3,000                    273,000

Long-term debt                        453,658                  (453,658)           -

Stockholders' Equity:
  Preferred stock                           -
  Common stock                          4,310       9,650        (3,752)      10,208
  Additional paid-in capital        4,026,428     151,245    (4,184,173)           -
  Accumulated deficit              (2,885,548)    (35,023)    2,786,235     (134,336)
                               ---------------  ----------                -----------
    Total Stockholders'
      Equity                        1,145,190     125,872                   (124,128)
                               ---------------  ----------                -----------

                               $    2,254,391   $ 128,872                 $  148,872
                               ===============  ==========                ===========

NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET


BASIS OF PRESENTATION:
---------------------

On June 12, 2003, the Registrant acquired 100% of the issued and outstanding shares of Bluestar in exchange for 9,650,000 shares, or approximately 95% of the Registrant's common stock.

After the reorganization and stock purchase there will be 10,208,004 shares of common stock outstanding of the combined entity.

PRO FORMA ADJUSTMENTS:
---------------------

The pro forma adjustments to the unaudited pro forma consolidated balance sheet reflect the following adjustments:

     - Elimination of all assets, liabilities and equity accounts of Taurus because immediately after the merger, Taurus' parent company purchased all assets and liabilities of Taurus.
     - Record note payable of $270,000 to Taurus' former Parent for indemnification of any current or future liabilities associated with the assets of Taurus prior to the merger.